Supplement dated October 31, 2014
to the Prospectus of the following Fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Select Large Cap Equity Fund	6/25/2014
Effective October 31, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Peter Santoro, CFA	Senior Portfolio Manager	Co-manager	2004
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Senior Vice President, Director of U.S. Equity Investments	Co-manager	October 2014
Effective October 31, 2014, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Peter Santoro, CFA	Senior Portfolio Manager	Co-manager	2004
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Senior Vice President, Director of U.S. Equity Investments	Co-manager	October 2014
Mr. Santoro joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Santoro began his investment career in 1996 and earned a B.A. from Amherst College.
Ms. Mergen joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and a M.B.A. from the University of Massachusetts at Amherst.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP172_02_002_(10/14)